Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-QSB ("Form 10-QSB") of Smart-tek Solutions, Inc. (the "Company") for the quarterly period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Perry Law, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities

        Exchange Act of 1934; and

(2)

The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Perry Law

                                                     ------------------------------

                                                     Perry Law

                                                     Chief Financial Officer

                                                     February 14, 2008